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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 24, 2001

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
             (Exact name of registrant as specified in its charter)

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
             DELAWARE                                  333-87381                               13-3411414
   (State or Other Jurisdiction                (Commission File Number)              (I.R.S. Employer Identification
          Incorporation)                                                                         Number)
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                           -------------------------
                                 245 Park Avenue
                            New York, New York 10167
                          (principal executive offices)
                                 (212) 272-2000


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Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

         On May 10, 2001, a single series of certificates, entitled Bear Stearns Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates, Series 2001-TOP2 (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of May 1, 2001 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Bear Stearns Commercial Mortgage Securities Inc. (the "Depositor") as depositor, Wells Fargo Bank, National Association, as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as Trustee, Wells Fargo Bank Minnesota, National Association, as paying agent and certificate registrar and ABN AMRO Bank N.V., as fiscal agent. The Certificates consist of nineteen classes identified as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class X-1 Certificates," the "Class X-2 Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class R-I Certificates," the "Class R-II Certificates," and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 140 manufactured housing community, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on May 1, 2001 (the "Cut-off Date"), an aggregate principal balance of $1,006,576,558 after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.


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         The Class A-1 Certificates have an initial Class Principal Balance of
$325,867,000. The Class A-2 Certificates have an initial Class Principal Balance of $529,723,000. The Class X-1 Certificates have an initial Class Notional Amount of $1,006,567,558. The Class X-2 Certificates have an initial Class Notional Amount of $551,685,000. The Class B Certificates have an initial Class Principal Balance of $26,442,000. The Class C Certificates have an initial Class Principal Balance of $30,198,000. The Class D Certificates have an initial Class Principal Balance of $10,065,000. The Class E Certificates have an initial Class Principal Balance of $23,906,000. The Class F Certificates have an initial Class Principal Balance of $8,808,000. The Class G Certificates have an initial Class Principal Balance of $16,357,000. The Class H Certificates have an initial Class Principal Balance of $6,291,000. The Class J Certificates have an initial Class Principal Balance of $7,549,000. The Class K Certificates have an initial Class Principal Balance of $3,775,000. The Class L Certificates have an initial Class Principal Balance of $5,033,000. The Class M Certificates have an initial Certificate Principal Amount of $2,517,000. The Class N Certificates have an initial Certificate Principal Amount of $10,065,558. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

         In connection with the issuance of the Bear Stearns Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates, Series 2001-TOP2, Cadwalader, Wickersham & Taft delivered a Tax Opinion dated May 10, 2001, attached hereto as Exhibit 8.3.

Item 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired
                  Not applicable.

         (b)      Pro Forma Financial Information
                  Not applicable.

         (c)      Exhibits.

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                                         Exhibit No.
                                         of Item 601 of
Exhibit No.                              Regulation S-K          Description
-----------                              --------------          -----------
                                                                 Pooling and Servicing Agreement dated as of May 1,
4.1                                      4                       2001, among Bear Stearns Commercial Mortgage
                                                                 Securities Inc. as depositor, Wells Fargo Bank,
                                                                 National Association as master servicer, GMAC
                                                                 Commercial Mortgage Corporation, as special
                                                                 servicer, LaSalle Bank National Association, as
                                                                 trustee, Wells Fargo Bank Minnesota, National
                                                                 Association, as paying agent and certificate
                                                                 registrar and ABN

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

                                                                 Amro Bank N.V., as fiscal agent.

                                                                 Tax Opinion of Cadwalader, Wickersham & Taft dated
8.3                                      8                       May 10, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:        May 24, 2001

Bear Stearns Commercial Mortgage Securities Inc.

By:       /s/ Michael Forastiere
         ----------------------------------------
         Name:    Michael Forastiere
         Title:   Vice President




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